SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Multi-Asset Conservative Allocation Fund
DWS Multi-Asset Moderate Allocation Fund
The following changes will take effect on or about July 29, 2019:
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectus.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Sophia Noisten, Associate. Portfolio Manager of the fund. Began managing the fund in 2019.
Please Retain This Supplement for Future Reference
May 17, 2019
PROSTKR-52